EXHIBIT 10.1


                             SECURED PROMISSORY NOTE
                        (SECURED BY A SECURITY AGREEMENT)
                              (HEREINAFTER "NOTE")

Up To Two Hundred Fifty Thousand Dollars                      Encino, California
(up to $250,000)                                                   April 2, 2007


         For value received, the undersigned maker/borrower, namely PROGRESSIVE TRAINING, INC., a Delaware corporation (hereinafter "BORROWER"), hereby promises to pay to BUDDY YOUNG, an individual (hereinafter "HOLDER"), at 17337 Ventura Blvd., Suite 208 Encino, California 91316, or at such other place as may be designated in writing by the HOLDER of this NOTE, the principal sum not to exceed Two Hundred Fifty Thousand Dollars ($250,000), with interest thereon from April 2, 2007, on the outstanding principal balance, as such may change from time to time.

         The principal amount hereof, as adjusted from time to time, shall bear interest at the rate of eight percent (8%) per annum. Interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year for each day on any of the principal balance hereof which remains outstanding. Interest shall be paid in arrears. Prepayment of interest or principal, in whole or in part, may be made without penalty or forfeiture.

         This NOTE shall be due and payable in full on December 31, 2008.

         Principal and interest are payable in lawful money of the United States of America.

         Any interest rate provided hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to HOLDER shall be applied to reduce the principal balance of this NOTE so that in no event shall HOLDER receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

         BORROWER hereby waives diligence, demand, presentment for payment, and notice of whatever kind of nature. Without discharging or in any way affecting the liability of the undersigned, the undersigned hereby consents to any and all extensions of this NOTE. BORROWER further waives exhaustion of legal remedies and the right to plead any and all statutes of limitation as a defense to any demand on this NOTE, or to any agreement to pay the same.

         If any provision of this NOTE is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this NOTE shall remain in full force.


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         Should  BORROWER  default  on any  payment  due  pursuant  this NOTE or defaults or breaches any of the agreements, promises, covenants, conditions, duties or obligations under this NOTE or contained in the Security Agreement executed in conjunction herewith, then the entire sum of unpaid principal and interest shall become immediately due and payable to HOLDER, without any notice to BORROWER by HOLDER. Any failure of HOLDER to exercise its right to accelerate repayment of this NOTE shall not constitute a waiver of the right to exercise it in the future or in the event of any subsequent default or breach.

         Whether or not legal proceedings are instituted to enforce any of the HOLDER's rights under this NOTE, BORROWER shall be responsible for and pay all reasonable costs, including attorney's fees, incurred by HOLDER with regard to enforcement of its rights under this NOTE or collection of the sums due HOLDER under the NOTE.

         This NOTE shall be governed by, and construed in accordance with, the laws of the State of California.

         This NOTE is secured by a Security Agreement, dated April 2, 2007, executed by BORROWER in favor of HOLDER and is given as security for the repayment of the loan represented by this NOTE.

         Executed this 2nd day of April, 2007, in the city of Los Angeles (Encino), County of Los Angeles, State of California.

                                    "BORROWER":
                                    PROGRESSIVE TRAINING, INC.
                                    A Delaware corporation

                                    /S/ L. STEPHEN ALBRIGHT
                                    --------------------------------------------
                                    L. STEPHEN ALBRIGHT, Secretary and Director


Notwithstanding any terms, conditions, covenants, representations or warranties contained in the NOTE, HOLDER acknowledges and confirms that HOLDER is obligated hereunder to provide up to Two Hundred Fifty ($250,000) to cover any of BORROWER's financial shortfalls through December 31, 2008.

Acknowledged, confirmed and agreed by HOLDER,

/S/ BUDDY YOUNG
--------------------------------
BUDDY YOUNG


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